UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 4, 2005

                           NETWORTH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-27842                   54-1778587
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)

          6499 NW 9th Avenue, Suite 304, Fort Lauderdale, Florida 33309
               (Address of Principal Executive Office) (Zip Code)

                                 (954) 670-2300
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 8.01 Other Events.

On November 4, 2005 we filed with the Delaware Secretary of State a certificate of correction to our certificate of incorporation that corrected a certificate of ownership filed on March 9, 2005 when NetWorth Governance, Inc. was merged into the company by changing the name of the company that was incorrectly stated to be NetWorth Technology, Inc. On November 22, 2005 we filed with the Delaware Secretary of State three certificates of correction to our certificate of incorporation that (a) (i) voided the 1 for 10 reverse split under a restated certificate of incorporation filed with the Delaware Secretary of State on March 29, 2005 since the reverse split was unauthorized under Delaware law, (ii) reinstated the 650,000,000 shares of common stock authorized under the certificate of incorporation in place of the 65,000,000 shares of common stock that were incorrectly stated to be authorized as a result of the reverse stock split, (iii) increased the total capital stock to 660,000,000 in place of 75,000,000 and (iv) added to our restated certificate of incorporation the inadvertently omitted powers, designations, preferences and rights of the 10,000,000 authorized shares of our preferred stock, that included those powers, designations, preferences and rights of the 2,000,000 authorized Class A Non-Voting, Convertible Preferred Stock; (b) voided a certificate of amendment to our certificate of incorporation that attempted to effect the 1 for 10 reverse split later addressed in our restated certificate of incorporation, which certificate of amendment was filed March 10, 2005 but was not properly authorized and (c) voided a certificate of correction to the above certificate of amendment that was filed March 29, 2005 since it purported to amend a certificate of amendment that was unauthorized. A copy of each of the certificates of correction is attached as an exhibit to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (d)   Exhibits

            99.1 Certificate of Correction to the Certificate of Ownership of NetWorth Technologies, Inc.

            99.2 Certificate of Correction to the Restated Certificate of Incorporation of NetWorth Technologies, Inc.

            99.3 Certificate of Correction to the Certificate of Amendment to the Certificate of Incorporation of NetWorth Technologies, Inc.

            99.4 Certificate of Correction to the Certificate of Correction to the Certificate of Amendment to the Certificate of Incorporation of NetWorth Technologies, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                NETWORTH TECHNOLOGIES, INC.


Dated: November 30, 2005                        By:
                                                    ----------------------------
                                                    Anthony Joffe
                                                    President